                                                                   Exhibit 10.30

                               SECURITY AGREEMENT
                               ------------------

     This Security Agreement (the "Agreement") is entered into as of the 13th day of January, 1997, by and between Jayhawk Medical Acceptance Corporation, a Texas corporation (herein referred to as "Debtor"), and Carl H. Westcott (herein referred to as "Secured Party").

                            Introductory Provisions:
                            -----------------------

     The following provisions are true and correct and are a part of this
Agreement:

     A. Debtor has executed a Promissory Note dated October 1, 1996, payable to the order of NationsBank of Texas, N.A. (the "Bank") in the face amount of $15,000,000 (the "Note").

     B. Secured Party has executed a Continuing and Unconditional Guaranty dated October 1, 1996, in favor of Bank (the "Guaranty"), pursuant to which Secured Party guaranteed the payment when due of all indebtedness of Debtor to Bank, including, without limitation, the obligations of Debtor to Bank under the Note.

     C. The execution of this Agreement by Debtor is a condition to Secured Party guaranteeing future advances by Bank under the Note or otherwise.

     D. In order to secure the payment by Debtor of the Obligations (as herein defined below), Debtor desires to grant a security interest in and to certain property of Debtor to Secured Party pursuant to the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the parties hereto agree as follows:

     1.   CERTAIN DEFINITIONS.  Unless otherwise defined herein, or the context
          -------------------
hereof otherwise requires, each term defined in the Uniform Commercial Code of the State of Texas (the "Code") is used in this agreement with the same meaning; provided that if any definition given a term in Chapter 9 of the Code conflicts
-------- ----
with the definition given that term in any other chapter of the Code, the Chapter 9 definition shall prevail.

     2.   SECURITY INTEREST AND COLLATERAL.  Debtor hereby grants to Secured
          --------------------------------
Party a security interest in the following property (all of the following being herein sometimes referred to as the "Collateral"):

     a. Whether now owned or hereafter acquired by Debtor, wherever located, all present and future accounts, general intangibles, chattel paper, documents, instruments, inventory, equipment, fixtures, other goods, minerals, money, installment contracts, and deposit accounts.

     b. The balance of every deposit account of Debtor and any claim of Debtor against Secured Party, now or hereafter existing, whether liquidated or unliquidated.

     c. All present and future increases, profits, combinations, reclassifications, improvements, and products of, accessions, attachments, and other additions to, tools, parts, and equipment used in connection with, and substitutes and replacements for, all or part of the Collateral heretofore described.

     d. All present and future accounts, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to, all or any part of the Collateral heretofore described in this subparagraph or otherwise.

     e. All present and future security for the payment to Debtor of any of the Collateral heretofore described and goods which gave or will give rise to any of such Collateral or are evidenced, identified, or represented therein or thereby; provided that the description of
                                          -------- ----
          Collateral contained in this Paragraph 2(e) shall not be deemed to
                                       --------------
          permit any action prohibited by this agreement or by terms incorporated in this agreement.

     3.   THE OBLIGATION.  The security interest herein granted shall secure
          --------------
full payment and performance of any claim, right or remedy which Secured Party may now have or hereafter acquire against Debtor that arises under the Guaranty and/or from the performance by Secured Party thereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Bank against Debtor or against any security which Bank now has or hereafter acquires, whether or not such claim arises in equity, under contract, by statute, under common law or otherwise (the "Obligation").

     4.   REPRESENTATIONS AND WARRANTIES OF DEBTOR.  Debtor represents and
          ----------------------------------------
warrants that: (a) Debtor is the owner of the Collateral; (b) Debtor has authority to execute and deliver this Agreement; (c) no financing statement or amendment or renewal of any financing statement covering the Collateral, or any part thereof, has been filed and not fully released or completely expired, except any financing statement showing Secured Party as the sole secured party thereon; (d) no security agreement covering the Collateral, or any part thereof, has been made and not fully released, except any security agreement with regard to which Secured Party is the sole secured party; (e) no security interest in or encumbrance on the Collateral, or any part thereof, exists, except any security interest or encumbrance in favor of Secured Party; and (f) no dispute, right of setoff, counterclaim, or defense exists with respect to all or any part of the Collateral.

     5.   COVENANTS OF DEBTOR.  So long as any part of the Obligation remains
          -------------------
unpaid or unperformed, Debtor covenants and agrees to: (a) use the Collateral with reasonable care, skill, and caution; (b) keep the tangible Collateral in good repair, working order and condition, and promptly make all necessary repairs and replacements to that end; (c) keep the Collateral properly sheltered, and prevent the same from becoming damaged, injured, or depreciated;
(d) pay, before delinquent, all taxes and other assessments lawfully levied against all or any of the Collateral; (e) keep the Collateral fully insured in such amounts, against such risks, and with such insurers as may be satisfactory to Secured Party, and at any time, at the request of Secured Party, furnish to Secured Party satisfactory proof of maintenance of such insurance and the payment of premiums thereon, and, if requested by Secured Party, deposit with the latter the policies or certificates evidencing such insurance, provided that in the event of a breach by Debtor of any of the provisions of this clause, Secured Party may at its option maintain insurance on only Secured Party's interest in the Collateral, any cost incurred thereby by Secured Party to be part of the Obligation; (f) from time to time, and at any time, promptly execute and deliver to Secured Party all other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully evidence and perfect the security interest herein created; (g) punctually and properly perform all of the covenants, duties, obligations and liabilities of Debtor under the Note, and any other agreement now or hereafter existing as security for or in connection with the payment and performance of the Obligation or the Note, or any part thereof;
(h) promptly furnish such information as Secured Party may reasonably request concerning the Collateral; (i) allow Secured Party to inspect the Collateral and all records of any of Debtor relating thereto or to the Obligation, and to make and take away copies of such records; (j) promptly notify Secured Party of any change in any fact or circumstance warranted or represented by Debtor herein, or in any other document furnished to Secured Party in connection with the Collateral or the Obligation; (k) promptly notify Secured Party of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or the security interest herein created and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding; (l) promptly, after being requested by Secured Party, pay to Secured Party the amount of all reasonable expenses, reasonable attorneys' fees and other legal expenses incurred by Secured Party in enforcing the Obligation and the security interest herein created; (m) not, without the prior written consent of Secured Party, lease, sell, assign, furnish under any contract of service, transfer, abandon, or otherwise dispose of the Collateral; (n) not, without the prior written consent of Secured Party, create any security interest in, mortgage, or otherwise encumber the Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, or other legal or equitable process, or any encumbrance of any kind or character, except any solely in favor of Secured Party; (o) not use the Collateral, or permit the same to be used, for any unlawful purpose or in any manner inconsistent with the provisions or requirements of any insurance policy required hereunder; and (p) not move or allow the Collateral, or any part thereof, to be moved across any state boundary before (i) notice describing the current location, the proposed removal and the proposed new location is given to and received by Secured Party seven days in advance of a proposed removal and (ii) written consent of Secured Party to the removal of such Collateral in such manner and to such location is received by Debtor.

     6.   DEFAULT. The occurrence of any of the following events shall at the
          -------
option of Secured Party (or automatically upon the occurrence of an event described in clause (f) below of this Section 6) constitute an event of default
                                      ---------
(an "Event of Default") under this Agreement:  (a) the failure to timely pay or
     ----------------
perform any obligations contained in the Note; (b) the failure or refusal of Debtor to timely pay the Obligation, or any part thereof; (c) the occurrence of an event of default under that certain Agreement dated October 1, 1996, by and between Debtor and Bank; (d) any representation or warranty made by Debtor (or any of its officers) under or in connection with this Agreement which shall prove to have been incorrect in any material respect when made, or any failure by Debtor to perform or observe any term, covenant or agreement contained in this Agreement on its part to be performed or observed, which default or nonperformance remains unremedied for a period of five (5) days after Debtor receives notice thereof from Secured Party; or (f) Debtor shall (I) become insolvent within the meaning of the Bankruptcy Code of the United States, as amended, (II) admit in writing its or his inability to pay or otherwise fail to pay its or his debts generally as they become due, or (III) suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Debtor under the Bankruptcy Code (if against Debtor, the continuation of such proceeding for more than 30 days), or Debtor shall make any offer of settlement, extension or composition to their respective unsecured creditors generally.

     7.   REMEDIES.  Upon the occurrence of a Default, in addition to any and
          --------
all other rights and remedies which Secured Party may then have hereunder, under the Code or otherwise, Secured Party at its option may: (a) enter upon the premises where any of the Collateral is located and take possession thereof and remove the same, with or without judicial process; (b) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (c) after notification, if any, provided for in Paragraph 8 hereof, sell, lease, or
                                      -----------
otherwise dispose of, at the office of Secured Party, on the premises of Debtor or elsewhere, as chosen by Secured Party, all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Obligation has been paid or performed in full), and at any such sale it shall not be necessary to exhibit the Collateral; (d) at Secured Party's discretion, surrender any policies of insurance on the Collateral and receive and apply the unearned premiums as a credit on the Obligation, and, in connection therewith, Debtor hereby appoints Secured Party as the agent and attorney-in-fact for Debtor to collect such premiums, Secured Party to exercise such power at its sole discretion; (e) at Secured Party's discretion, retain the Collateral in satisfaction of the Obligation whenever the circumstances are such that Secured Party is entitled to do so under the Code; (f) apply the proceeds of any sale or other disposition of the Collateral in the following order: first, to the payment of all of its reasonable expenses (including, but not limited to, the cost of any insurance, payment of taxes or other charges, and reasonable attorneys' fees and other legal expenses) incurred in retaking, holding, operating, preparing and preserving the Collateral or any part thereof for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling the same; next, to the payment of the balance of the Obligation in such order and manner as Secured Party, in its discretion, may deem advisable; and last, Secured Party shall account to Debtor for any surplus, payment of which surplus to Debtor shall discharge Secured Party with regard to Debtor; provided that Secured Party shall not be required to account to Debtor for, and shall be entitled to retain, all such surplus, if any, until such time as all of the Obligation shall have been discharged in full and no part of the Obligation, whether matured or to arise in the future, shall remain undischarged; and (g) exercise any and all other rights, remedies and privileges it may have hereunder or under the Guaranty.

     8.   NOTICE OF SALE.  Reasonable notification of the time and place of any
          --------------
public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other person entitled under the Code to notice; provided, that if the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten calendar days prior to the taking of the action to which the notice relates, is reasonable notification and notice for the purposes of this paragraph.

     9.   MISCELLANEOUS.
          -------------

     (a) Should any part of the Collateral come into the possession of Secured Party, whether before or after Default, Secured Party may use or operate the Collateral for the purpose of preserving it or its value or pursuant to the order of a court of appropriate jurisdiction, or in accordance with any other rights held by Secured Party in respect of the Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses (including, but not limited to, the cost of any insurance, payment of taxes or other charges and reasonable attorney's fees and other legal expenses) incurred by Secured Party in connection with its custody, preservation, use or operation of the Collateral, and, all such expenses, costs, taxes and other charges shall be a part of the Obligation and shall bear interest at the highest lawful rate from the date incurred until the date repaid to Secured Party. It is agreed, however, that the risk of loss or damage to the Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance or for failure to determine whether any insurance ever in force is adequate as to the amount or as to risks insured.

     (b) Secured Party shall have the right at any time to execute and file this Agreement as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Agreement.

     (c) All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any other contract or document for the enforcement of the security interest herein or the collection of, or enforcement of the security interest herein or the collection of, or enforcement of the performance of, the Obligation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies or a further or other exercise of the same right or remedy.

     (d) Debtor shall not be permitted to take or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

     (e) Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

     (f) All notices, demands, requests and other communications required or permitted hereunder must be in writing to be effective and shall be deemed to have been given when actually received, or if earlier and regardless of whether actually received (except where receipt is specified herein), upon deposit in a regularly maintained receptacle for the United States mail, registered or certified, postage prepaid, addressed to the addressee at its address set forth below (provided that nothing in this subparagraph shall extend the notice period set out in Paragraph 8 hereof):
           -----------

               Debtor: Jayhawk Medical Acceptance Corporation Two Galleria Tower, Suite 1800
                                   13455 Noel Road
                                   Dallas, Texas 75240

               Secured Party:        Carl H. Westcott
                                     100 Crescent Court
                                     Suite 1620
                                     Dallas, Texas 75201

or to such other address as any party hereto shall hereafter designate by written notice delivered in accordance with this subsection and actually received by the addressed party.

     (g) This Agreement is being executed and delivered in, and is intended to be performed in, the State of Texas, and the laws of the State of Texas shall govern the validity, construction, enforcement, and interpretation of this Agreement.

     (h) If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     (i) With respect to any of the Collateral which is or becomes accounts, instruments or chattel paper, Secured Party, without notice to Debtor, shall be entitled, but not obligated, at any time and from time to time, to notify and direct the account debtor or obligor thereon to thereafter make all payments on such Collateral directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Each account debtor and obligor making payment to Secured Party hereunder shall be fully protected in relying on the written statement of Secured Party that it then holds the security interest(s) which entitle it to receive such payment, and the receipt of Secured Party for such payment shall be full acquittance therefor to the one making such payment.

     (j) This Agreement has been executed in a number of identical counterparts, each of which, for all purposes, is to be deemed an original, and all of which collectively constitute one agreement, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     (k) All covenants, agreements, undertakings, representations and warranties made herein shall survive all closings hereunder unless and except as otherwise indicated, and shall not be affected by any investigation made by any party.

     (l) This Agreement shall be binding upon and inure to the benefit of Debtor, its successors and permitted assigns, and shall insure to the benefit of Secured Party and its successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in multiple original counterparts as of the day, month and year first above written.

                             DEBTOR:

                             JAYHAWK MEDICAL ACCEPTANCE CORPORATION


                             By:      /s/ FRED JACKSON
                                ----------------------------------------------
                             Title:        Chief Financial Officer
                                   -------------------------------------------


                             SECURED PARTY:


                               /s/ CARL H. WESTCOTT
                             -------------------------------------------------
                             CARL H. WESTCOTT